UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 4, 2004

3D Systems Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-22250	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26081 Avenue Hall Valencia, California 91355
(Address of Principal Executive Offices, Zip Code)

(661) 295-5600
(Registrant’s Telephone Number, Including Area Code)

Item 5.  Other Events and Required FD Disclosure.

Reference is made to the press release of 3D Systems Corporation, issued on February 4, 2004, which is incorporated herein by this reference.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Financial Statements.  None.

(b)           Pro Forma Financial Information.  None.

(c)           Exhibits.

99.1         Press Release, dated February 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 4, 2004	3D SYSTEMS CORPORATION

/s/ Robert M. Grace, Jr.
	By:	Robert M. Grace, Jr.
	Its:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibits

99.1	Press Release, dated February 4, 2004.